UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Adicet Bio, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADICET BIO, INC. 500 BOYLSTON STREET, 13TH FLOOR BOSTON, MASSACHUSETTS 02116  D40616-P50112  You invested in ADICET BIO, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2021.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.    Smartphone users  Point your camera here and vote without entering a control number    Vote Virtually at the Meeting*  April 27, 2021  3:00 PM EDT  Virtually at: www.virtualshareholdermeeting.com/ACET2021  *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  V1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Board Voting Items Recommends  1. To elect two class III directors, to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2024. Nominees: 01) Bastiano Sanna 02) Andrew Sinclair  For   2. To approve the Amendment and Restatement of the Company’s 2018 Employee Stock Purchase Plan.  For   3. To approve the Amendment and Restatement of the Company’s 2018 Stock Option and Incentive Plan.  For   4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.  For    NOTE: Such other business as may properly come before the meeting or any adjournment thereof.   D40617-P50112

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D40631-P50112 ADICET BIO, INC. ANNUAL MEETING OF STOCKHOLDERS APRIL 27, 2021, 3:00 PM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Chen Schor and Nick Harvey, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADICET BIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in a virtual format only at 3:00 PM, EDT on April 27, 2021, and any adjournment or postponement thereof. All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. Continued and to be signed on reverse side